UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 43rd Floor New York, New York	10055
(Address of principal executive offices)	(Zip Code)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 21, 2006, Evercore Partners Inc. (“Evercore”) filed a Current Report on Form 8–K in connection with the December 19, 2006 closing of the acquisition of all of the outstanding share capital of Braveheart Financial Services Limited (“Braveheart”) pursuant to the sale and purchase agreement, dated July 31, 2006, by and among Evercore, Bernard J. Taylor and Julian P. Oakley, as amended by the Closing Agreement, dated December 19, 2006 by and among Bernard J. Taylor, Julian P. Oakley and Evercore. The description of the transaction is set forth in the December 21, 2006 Current report on Form 8–K. This Current Report on Form 8–K/A amends the Current Report on Form 8–K filed on December 21, 2006 to include audited and unaudited financial accounts for Braveheart.

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Item 9.01	Financial Statements and Exhibits

(a) Financial Statements Of Businesses Acquired.

The audited financial accounts of Braveheart as of and for the 12 months ended March 31, 2006 and the unaudited financial accounts of Braveheart as of and for the period ended March 31, 2005 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The unaudited financial accounts of Braveheart as of and for the 6 months ended September 30, 2006 and 2005 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The unaudited pro forma financial statements of Evercore Partners Inc. as of and for the nine months ended September 30, 2006 and the unaudited pro forma statement of income for the year ended December 31, 2005 are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Accounts of Braveheart as of and for the 12 months ended March 31, 2006 and Unaudited Financial Accounts of Braveheart as of and for the period ended March 31, 2005.

99.2	Unaudited Financial Accounts of Braveheart as of and for the 6 months ended September 30, 2006 and 2005.

99.3	Unaudited Condensed Combined/Consolidated Pro Forma Financial Statements of Evercore Partners Inc. as of and for the nine months ended September 30, 2006, and the Unaudited Condensed Combined/Consolidated Pro Forma Statements of Income for the year ended December 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE PARTNERS INC.

Date: March 7, 2007	By:	/s/ David E. Wezdenko
	Name:	David E. Wezdenko
	Title:	Chief Financial Officer

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EVERCORE PARTNERS INC.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Accounts of Braveheart as of and for the 12 months ended March 31, 2006 and Unaudited Financial Accounts of Braveheart as of and for the period ended March 31, 2005.

99.2	Unaudited Financial Accounts of Braveheart as of and for the 6 months ended September 30, 2006 and 2005.

99.3	Unaudited Condensed Combined/Consolidated Pro Forma Financial Statements of Evercore Partners Inc. as of and for the nine months ended September 30, 2006, and the Unaudited Condensed Combined/Consolidated Pro Forma Statements of Income for the year ended December 31, 2005.

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